UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2021

CareMax, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39391	85-0992224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 NW 57 Court, Suite 400 Miami, FL 33126
(Address of principal executive offices, including zip code)

(786) 360-4768

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on
Title of each class	Trading Symbols	which registered
Class A common stock, par value $0.0001 per share	CMAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CMAXW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 5, 2021, CareMax, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”), by and among the Company, CareMax Medical Centers of Central Florida, LLC, a Florida limited liability company and indirect wholly-owned subsidiary of the Company (the “Buyer”), Unlimited Medical Services of Florida, LLC, a Florida limited liability company, dba DNF Medical Centers (“Seller”), and certain other parties thereto (the “Seller Parties”), pursuant to which, upon the consummation of the transactions contemplated by the Purchase Agreement (the “Closing”), the Buyer will acquire all of the assets of the Seller not otherwise excluded by the Purchase Agreement, constituting the Seller’s medical practice in the Orlando Metro area, including six medical centers serving more than 4,000 Medicare Advantage members (the “Purchased Assets”), and will assume certain liabilities of the Seller as set forth in the Purchase Agreement.

The Purchase Agreement provides for an aggregate purchase price for the Purchased Assets and certain other de minimis assets from related parties of the Seller Parties of One Hundred Ten Million Dollars ($110,000,000), subject to adjustment as provided in the Purchase Agreement (the “Purchase Price”). The Purchase Price will be paid 80% in cash by the Buyer at the Closing, subject to customary holdbacks, and 20% in shares of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), valued based on the volume weighted average price of the Common Stock for the five (5) trading days immediately preceding the date of the Closing.

The Purchase Agreement contains customary representations and warranties, covenants and indemnities of the parties thereto, including restrictive covenants of the Seller and its affiliates with respect to non-competition, non-solicitation and confidentiality obligations. The Purchase Agreement also provides that at the Closing, certain employees of the Seller will enter into employment agreements with the Buyer, and the Seller will assign its rights to certain intellectual property, and its rights under certain leases, to the Buyer.

The Closing is subject to customary conditions, including the receipt of certain regulatory approvals, and is expected to occur during the third quarter.

Other than with respect to the Purchase Agreement and the transactions contemplated thereby, there is no material relationship between either of the Seller or the Seller Parties, on the one hand, and the Company, the Buyer, any of their affiliates, or any director or officer of the Company or the Buyer, or any associate of any such director or officer, on the other.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 6, 2021, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, and in Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro- forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, whether the conditions to the Closing will be satisfied or waived and whether the Closing will occur. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company's reports filed with the Securities and Exchange Commission (the “SEC”). All information provided in this Current Report on Form 8-K is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law.

Item 9.01	Financial Statements and Exhibits

Exhibit Index

Exhibit Number	Description
10.1 †+	Asset Purchase Agreement, dated as of July 5, 2021, by and among CareMax, Inc., CareMax Medical Centers of Central Florida, LLC, Unlimited Medical Services of Florida, LLC and the other parties thereto.

99.1	Press Release, dated as of July 6, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

+	Certain portions of this exhibit have been omitted pursuant to Item (601)(b)(10) of Regulation S-K.
†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2021

CareMax, Inc.

By:	/s/ Kevin Wirges
	Name:	Kevin Wirges
	Title:	Executive Vice President, Chief Financial Officer and Treasurer